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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT (Date of earliest event reported):            JANUARY 31, 2000



                         WEATHERFORD INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)



   DELAWARE                        1-13086                       04-2515019
  (State of                      (Commission                  (I.R.S. Employer
Incorporation)                     File No.)                 Identification No.)


            515 POST OAK BLVD., SUITE 600
                   HOUSTON, TEXAS                                77027
      (Address of Principal Executive Offices)                (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 693-4000

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                         EXHIBIT INDEX APPEARS ON PAGE 4


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ITEM 5.   OTHER EVENTS

EARNINGS RELEASE

         On January 31, 2000, we announced our results for the fourth quarter and year ended December 31, 1999. A copy of the press release announcing our results for the fourth quarter and year ended December 31, 1999, is filed as
Exhibit 99.1 and is hereby incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1 Press release dated January 31, 2000, announcing Weatherford's results for the fourth quarter and year ended December 31, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WEATHERFORD INTERNATIONAL, INC.



Dated: January 31, 2000                    /s/ Bruce F. Longaker, Jr.
                                    -------------------------------------------
                                               Bruce F. Longaker, Jr.
                                               Senior Vice President
                                                 and Chief Financial Officer


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                                INDEX TO EXHIBITS



         NUMBER                               EXHIBIT
         ------                               -------

          99.1 Press release dated January 31, 2000, announcing Weatherford's results for the fourth quarter and year ended December 31, 1999.




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